UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 28, 2005

                            Longview Fibre Company
                _______________________________________________
              (Exact Name of Registrant as Specified in Charter)


         Washington                      001-10061               91-0298760
-----------------------------     ------------------------    ------------------
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
        of Incorporation)                                    Identification No.)

                   300 Fibre Way, Longview, Washington 98632
                  __________________________________________
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (360) 425-1550


                                Not applicable.
             _____________________________________________________
        (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Section 2--Financial Information

Item 2.02.    Results of Operations and Financial Condition.

         On July 28, 2005, Longview Fibre Company conducted a webcast conference call relating to its announcement that it would restructure its operations to enable it to operate as a Real Estate Investment Trust. The information provided in the webcast included the information attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                           Section 7--Regulation FD

Item 7.01.    Regulation FD Disclosure.

         The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

                 Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1  Slide from webcast conference call.

The information set forth in this Current Report on Form 8-K under "Item 2.02. Results of Operations and Financial Condition," "Item 7.01. Regulation FD Disclosure" and "Item 9.01. Financial Statements and Exhibits," including in each case the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LONGVIEW FIBRE COMPANY


July 28, 2005                              By: /s/ Lisa J. McLaughlin
                                               --------------------------------
                                               Lisa J. McLaughlin
                                               Senior Vice President - Finance,
                                               Secretary and Treasurer

                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Slide from webcast conference call.